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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 2, 2005


                            TECUMSEH PRODUCTS COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          MICHIGAN                      0-452                   38-1093240
--------------------------------------------------------------------------------
 (State or other jurisdiction        (Commission               (IRS Employer
        of incorporation)            File Number)           Identification No.)


                100 EAST PATTERSON STREET
                    TECUMSEH, MICHIGAN                             49286
--------------------------------------------------------------------------------
         (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411


                                (NOT APPLICABLE)
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE.

On September 2, 2005, Tecumseh Products Company issued a press release announcing the suspension of quarterly dividends. We are filing a copy of the press release as an exhibit to this report, and its text is incorporated into this report by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

We are furnishing the following exhibit with this report:

Exhibit No.           Description
------------------    ---------------------------------------------------------

99.1                  Press release issued September 2, 2005






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TECUMSEH PRODUCTS COMPANY


Date:  September 6, 2005              By      /s/ James S. Nicholson
                                            -----------------------------------
                                            James S. Nicholson
                                            Vice President, Treasurer and Chief
                                               Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.           Description
------------------    ---------------------------------------------------------

99.1                  Press release issued September 2, 2005




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